Exhibit 99.2

AML Communications, Inc. & Microwave Power, Inc.

Consolidated Balance Sheet Pro forma

As of June 30, 2004

	AML	MPI	Pro forma Adjustments	Notes	Pro Forma
Assets:
Current assets:
Cash and cash equivalents	$508,000	$1,244,000	—		$1,752,000
Accounts receivable, net	869,000	68,000	—		937,000
Other receivables	184,000	—	—		184,000
Inventories, net	1,100,000	485,000	—		1,585,000
Other current assets	149,000	—	—		149,000
Total current assets	2,810,000	1,797,000	—		4,607,000

Property and equipment, at cost	3,665,000	780,000	(431,000)	(A)	4,014,000
Less: Accumulated depreciation	(3,240,000)	(447,000)	163,000	(A)	(3,524,000)
Property and equipment, net	425,000	333,000	(268,000)		490,000

Intangible assets:
Trademarks	—	—	181,000	(A)	181,000
Patents	—	35,000	183,000	(A, B)	218,000
Existing Technology	—	—	937,000	(A, B)	937,000
Customer Lists	—	—	311,000	(A, B)	311,000
Other assets	188,000	—	(145,000)	(A)	43,000
Total assets	$3,423,000	$2,165,000	1,199,000		$6,787,000
Liabilities:
Current liabilities:
Current portion of long term debt	109,000	—	—		109,000
Accounts payable	281,000	31,000	—		312,000
Accrued payroll & related expenses	160,000	42,000	—		202,000
Accrued expenses:	178,000	3,000	7,000	(A)	188,000
Accrued income taxes	98,000	14,000	134,000	(A, C)	246,000
Deferred taxes	—	11,000	—		11,000
Total current liabilities	826,000	101,000	141,000		1,068,000

Long-term liabilities:
Notes payable – officers	280,000	—	—		280,000
Notes payable – Investors	40,000	—	—		40.000
Long-term lease liability	45,000	—	—		45,000
Total liabilities	1,191,000	101,000	141,000		1,433,000

Stockholders equity:
Common stock	73,000	37,000	(37,000)	(A)	73,000
Preferred stock	—	866,000	(866,000)	(A)	—
Treasury stock	—	(54,000)	54,000	(A)	—
Additional paid in capital	10,338,000	—	3,058,000	(A)	13,396,000
Retained earnings	(8,179,000)	1,215,000	(1,151,000)	(A,B,C)	(8,115,000)
Total stockholder’s equity	2,232,000	2,064,000	1,029,000		5,354,000

Total liabilities & stockholder’s equity	$3,423,000	$2,165,000	1,199,000		6,787,000

The accompanying notes are an integral part of these financial statements.

PRO FORMA ADJUSTSMENTS:

(A)  To record the purchase price allocation upon the acquisition of Microwave Power, Inc (MPI) and delete the beginning equity of the acquired entity.

Common stock	$37,000
Preferred stock	866,000
Treasury stock	(54,000)
Retained earnings of MPI	1,143,000
Intangible Assets:
Trademarks	181,000
Patents	189,000
Existing Technology	957,000
Customer Lists	339,000
Acquisition Costs	(145,000)
Disposal of building—Cost	(431,000)
Accumulated depreciation on disposal of building	163,000
Accrued taxes on the building	(187,000)
Total purchase price	$3,058,000

(B) To record three months of amortization on the intangible assets at June 30, 2004.

Accumulated Depreciation – Patents – 8 years	$(6,000)
Accumulated Depreciation – Existing Technology – 12 years	(20,000)
Accumulated Depreciation – Customer Lists – 3 years	(28,000)
$(54,000)

(C) To reverse $45,000 out State and Federal Income taxes for the quarter ended June 30, 2004 since MPI will receive the benefit of loss carry-forwards from AML.

AML Communications, Inc. & Microwave Power, Inc.

Consolidated Statement of Operations Pro forma

For the three months ended June 30, 2004

	AML	MPI	Pro forma Adjustments	Notes	Consolidated

Net Sales	$2,099,000	$330,000	—		$2,429,000
Cost of Goods sold	1,220,000	121,000	—		1,341,000
Gross profit (loss)	879,000	209,000	—		1,088,000

Operating expenses:
Selling, general and administrative	378,000	78,000	38,000	(A, B)	494,000
Research and development	181,000	16,000			197,000
Total operating expenses	559,000	94,000	38,000		691,000

Profit from operations	320,000	115,000	(38,000)		397,000

Other income (expense):
Interest income	1,000	2,000	—		3,000
Interest expense	(22,000)	—	—		(22,000)
Other	4,000	—	—		4,000
Total other income (expenses)	(17,000)	2,000	—		(15,000)

Profit before provision for income taxes	303,000	117,000	(38,000)		382,000

Provision for income taxes	—	45,000	135,000	(C)	180,000
Net profit	$303,000	$72,000	(173,000)		$202,000

Basic earnings per common share	$0.03				$0.02

Basic weight average number of shares of common stock outstanding	7,838,000		2,138,000	(D)	9,976,000

Basic earnings per common share	$0.03				$0.01

Basic weight average number of shares of common stock outstanding	9,362,000		2,138,000		11,500,000

The accompanying notes are an integral part of these financial statements.

PRO FORMA ADJUSTSMENTS

(A)  For the quarter ended June 30, 2004, MPI had accumulated depreciation of $16,000 on Patents.  This depreciation expense was reversed and the proper amortization was recorded based on the useful life assigned to this intangible asset.

(B)  Record Amortization of the Intangibles

Accumulated Depreciation – Patents	$(6,000)
Accumulated Depreciation – Existing Technology	(20,000)
Accumulated Depreciation – Customer Lists	(28,000)
$(54,000)

(C)  Provision for Income Taxes

Reversed the original Tax Provision of MPI.	$(45,000)
No provision for State Income Tax due to loss carry forward benefits	—
Record provision for Income Taxes in connection with the Distribution of the Santa Clara property to the MPI Shareholders.	180,000
$135,000

(D) In connection with the acquisition of MPI, the Company issued 2,117,362 shares of its common stock to shareholders of MPI for total consideration of $3,028,000.  The Company also issued 20,090 shares of its common stock valued at a fair market value of $30,000 to a consultant in connection with the acquisition.  These transactions were effected under Section 4(2) of the Securities Act of 1933, as amended.

AML Communications, Inc. & Microwave Power, Inc.

Consolidated Statement of Operations Pro forma

For the year ended March 31, 2004

	AML	MPI	Pro forma Adjustments	Notes	Pro Forma

Net Sales	$6,976,000	$1,757,000	—		$8,733,000
Cost of Goods sold	3,571,000	533,000	—		4,104,000
Gross profit (loss)	3,405,000	1,224,000	—		4,629,000

Operating expenses:
Selling, general and administrative	1,376,000	238,000	202,000	(A,B)	1,816,000
Research and development	723,000	111,000			834,000
Total operating expenses	2,099,000	349,000	202,000		2,650,000

Profit from operations	1,306,000	875,000	(202,000)		1,979,000

Other income (expense):
Interest income	1,000	7,000	—		8,000
Interest expense	(124,000)	—	—		(124,000)
Other	48,000	—	—		48,000
Total other income (expenses)	(75,000)	7,000	—		(68,000)

Profit before provision for income taxes	1,231,000	882,000	(202,000)		1,911,000

Provision for income taxes	98,000	347,000	(107,000)	(C)	338,000
Net profit	$1,133,000	$535,000	(95,000)		$1,573,000
(Gain) loss from change in method of inventory overhead allocation	120,000	—	—		120,000

Net profit	$1,013,000	$535,000	(95,000)		$1,453,000
Basic earnings per common share before change in method of inventory overhead allocation	$0.14				$0.14

Loss per common share from change in method of inventory overhead allocation	(0.01)				(0.01)

Net earnings available to common shareholders	$0.13				$0.13

Basic weight average number of shares of common stock outstanding	7,838,000		2,138,000	(D)	9,976,000
Diluted earnings per common share before change in method of inventory overhead allocation	$0.12				$0.12

Loss per common share from change in method of inventory overhead allocation	(0.01)				(0.01)

Diluted earnings per common share	$0.11				$0.11

Basic weight average number of shares of common stock outstanding	9,362,000		2,138,000		11,500,000

The accompanying notes are an integral part of these financial statements.

PRO FORMA ADJUSTSMENTS

(A)  For the fiscal year ended March 31, 2004, MPI recorded has accumulated depreciation of $16,000 on Patents.  This depreciation expense was reversed and the proper amortization was recorded based on the useful life assigned to this intangible asset.

(B)  Record Amortization of the Intangibles

Accumulated Depreciation – Patents	$(24,000)
Accumulated Depreciation – Existing Technology	(80,000)
Accumulated Depreciation – Customer Lists	(113,000)
$(217,000)

(C)  Provision for Income Taxes

Back our original Tax Provision of MPI.	$(347,000)
Record provision for State Income Tax @ 8.84% of Profit of $681,000	60,000
Record provision for Income Taxes in connection with the Distribution of the Santa Clara property to the MPI Shareholders.	180,000
$(107,000)

(D) In connection with the acquisition of MPI, the Company issued 2,117,362 shares of its common stock to shareholders of MPI for total consideration of $3,028,000.  The Company also issued 20,090 shares of its common stock valued at a fair market value of $30,000 to a consultant in connection with the acquisition.  These transactions were effected under Section 4(2) of the Securities Act of 1933, as amended.